                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             President and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, President and a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James
L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238, Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233, MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198, Vintage Annuity File Nos. 333-152199
     and 333-152200, Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266, Index Annuity File Nos. 333-152201 and 333-152202, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255, Universal Annuity File No. 333-152189,
     Universal Select Annuity File No. 333-152190, Universal Annuity Advantage File No. 333-152191, MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240, Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268, Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-152234, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236, PrimElite Annuity File Nos. 333-152258 and 333-152261, PrimElite II Annuity File Nos. 333-152259
     and 333-152262, Gold Track Annuity and Gold Track Select Annuity File No. 333-152194, Marquis Portfolios File Nos. 333-152269 and 333-152263, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife File No. 333-152219, MetLife Variable Survivorship Life File No. 333-152221, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-152215, MetLife Variable Life File No. 333-152222, MetLife Variable Survivorship Life II File No. 333-152218, MetLife Variable Life Accumulator- Series III File No. 333-152223, VintageLife File Nos. 333-152217 and 333-152220, and Portfolio Architect Life File No.333-152216.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238, Portfolio Architect Annuity,

     Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233, MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198, Vintage Annuity File Nos. 333-152199 and
     333-152200, Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266, Index Annuity File Nos. 333-152201 and 333-152202, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255, Universal Annuity File No. 333-152189,
     Universal Select Annuity File No. 333-152190, Universal Annuity Advantage File No. 333-152191, MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240, Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268, Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-152234, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236, PrimElite Annuity File Nos. 333-152258 and 333-152261, PrimElite II Annuity File Nos. 333-152259
     and 333-152262, Gold Track Annuity and Gold Track Select Annuity File No. 333-152194, Marquis Portfolios File Nos. 333-152269 and 333-152263, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife File No. 333-152219, MetLife Variable Survivorship Life File No. 333-152221, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-152215, MetLife Variable Life File No. 333-152222, MetLife Variable Survivorship Life II File No. 333-152218, MetLife Variable Life Accumulator- Series III File No. 333-152223, VintageLife File Nos. 333-152217 and 333-152220, and Portfolio Architect Life File No.333-152216.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2008.


                                        /s/ William J. Mullaney
                                        ----------------------------------------
                                        William J. Mullaney

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238, Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233, MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198, Vintage Annuity File Nos. 333-152199
     and 333-152200, Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266, Index Annuity File Nos. 333-152201 and 333-152202, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255, Universal Annuity File No. 333-152189,
     Universal Select Annuity File No. 333-152190, Universal Annuity Advantage File No. 333-152191, MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240, Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268, Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-152234, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236, PrimElite Annuity File Nos. 333-152258 and 333-152261, PrimElite II Annuity File Nos. 333-152259
     and 333-152262, Gold Track Annuity and Gold Track Select Annuity File No. 333-152194, Marquis Portfolios File Nos. 333-152269 and 333-152263, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife File No. 333-152219, MetLife Variable Survivorship Life File No. 333-152221, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-152215, MetLife Variable Life File No. 333-152222, MetLife Variable Survivorship Life II File No. 333-152218, MetLife Variable Life Accumulator- Series III File No. 333-152223, VintageLife File Nos. 333-152217 and 333-152220, and Portfolio Architect Life File No.333-152216.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of September, 2008.


                                        /s/ Lisa M. Weber
                                        ----------------------------------------
                                        Lisa M. Weber

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238, Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233, MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198, Vintage Annuity File Nos. 333-152199
     and 333-152200, Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266, Index Annuity File Nos. 333-152201 and 333-152202, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255, Universal Annuity File No. 333-152189,
     Universal Select Annuity File No. 333-152190, Universal Annuity Advantage File No. 333-152191, MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240, Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268, Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-152234, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236, PrimElite Annuity File Nos. 333-152258 and 333-152261, PrimElite II Annuity File Nos. 333-152259
     and 333-152262, Gold Track Annuity and Gold Track Select Annuity File No. 333-152194, Marquis Portfolios File Nos. 333-152269 and 333-152263, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife File No. 333-152219, MetLife Variable Survivorship Life File No. 333-152221, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-152215, MetLife Variable Life File No. 333-152222, MetLife Variable Survivorship Life II File No. 333-152218, MetLife Variable Life Accumulator- Series III File No. 333-152223, VintageLife File Nos. 333-152217 and 333-152220, and Portfolio Architect Life File No.333-152216.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of September, 2008.


                                        /s/ Stanley J. Talbi
                                        ----------------------------------------
                                        Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

-    MetLife of CT Separate Account Eleven for Variable Annuities
     (Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-101778),

-    MetLife of CT Separate Account QPN for Variable Annuities
     (MetLife Retirement Perspectives File No. 333-141941, Unallocated Group Variable Annuity File No. 333-136191),

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife and Invest File No. 002-88637, MetLife Variable Survivorship Life File No. 333-69771, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-96515, MetLife Variable Life File No. 333-96519, MetLife Variable Survivorship Life II File No. 333-56952, MetLife Variable Life Accumulator- Series III File No. 333-113109),

-    MetLife of CT Fund UL III for Variable Life Insurance
     (Corporate Owned Variable Universal Life Series 1 and Series 2 File No. 333-71349, Corporate Owned Variable Universal Life 2000 and Corporate Owned Variable Universal Life III File No. 333-94779, Corporate Benefit Life File No. 333-64364, Corporate Select Policy File No. 333-105335, Corporate Owned Variable Universal Life IV File No. 333-113533),

          and in connection with the combination of separate accounts with and into the MetLife of CT Separate Account Eleven for Variable Annuities on or about October 13, 2008:

-    MetLife of CT Separate Account Eleven for Variable Annuities

     (Premier Advisers II Annuity, Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152237 and 333-152238, Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I), Premier Advisers Annuity (Class II) File Nos. 333-152232 and 333-152233, MetLife Access Annuity and MetLife Access Select Annuity File Nos. 333-152197 and 333-152198, Vintage Annuity File Nos. 333-152199
     and 333-152200, Protected Equity Portfolio Annuity File Nos. 333-152260 and 333-152266, Index Annuity File Nos. 333-152201 and 333-152202, Vintage XTRA Annuity, Portfolio Architect XTRA Annuity, Vintage XTRA Annuity (Series II) File Nos. 333-152265 and 333-152255, Universal Annuity File No. 333-152189,
     Universal Select Annuity File No. 333-152190, Universal Annuity Advantage File No. 333-152191, MetLife Retirement Account Annuity File Nos. 333-152192 and 333-152193, Premier Advisers AssetManager Annuity, Premier Advisers L Annuity, Premier Advisers L Annuity (Series II) File Nos. 333-152239 and 333-152240, Vintage II Annuity and Vintage II Annuity (Series II) File Nos. 333-152267 and 333-152268, Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity, Pioneer AnnuiStar Flex Annuity File Nos. 333-152256 and 333-152292, Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity, Scudder Advocate Rewards Annuity File No. 333-152234, Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152235 and 333-152236, PrimElite Annuity File Nos. 333-152258 and 333-152261, PrimElite II Annuity File Nos. 333-152259
     and 333-152262, Gold Track Annuity and Gold Track Select Annuity File No. 333-152194, Marquis Portfolios File Nos. 333-152269 and 333-152263, Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor- ST1 File Nos. 333-152264 and 333-152270.

          and in connection with the combination of separate accounts with and into the MetLife of CT Fund UL for Variable Life Insurance on or about October 13, 2008:

-    MetLife of CT Fund UL for Variable Life Insurance
     (MarketLife File No. 333-152219, MetLife Variable Survivorship Life File No. 333-152221, MetLife Variable Life Accumulator and MetLife Variable Life Accumulator- Series 2 File No. 333-152215, MetLife Variable Life File No. 333-152222, MetLife Variable Survivorship Life II File No. 333-152218, MetLife Variable Life Accumulator- Series III File No. 333-152223, VintageLife File Nos. 333-152217 and 333-152220, and Portfolio Architect Life File No.333-152216.)

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of September, 2008.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.